EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), Robert J. Currey and Steven L. Childers, President and Chief Executive Officer and Chief Financial Officer, respectively, of Consolidated Communications Holdings, Inc., each certify that to his knowledge (i) the Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and (ii) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Consolidated Communications Holdings, Inc.

/s/ Robert J. Currey
Robert J. Currey
President and Chief Executive Officer
(Principal Executive Officer)
May 6, 2011

/s/ Steven L. Childers
Steven L. Childers
Senior Vice President and Chief Financial Officer
(Principal Financial Officer and Chief Accounting Officer)
May 6, 2011